Exhibit 99.2
 Catalyst Biosciences  Corporate Presentation  27 December 20

 2  © Catalyst Biosciences  Forward-looking statements  This presentation contains forward-looking statements that involve substantial risks and uncertainties. Forward-looking statements include, without limitation, the amount and timing of planned cash distributions under the CVR; expectations regarding the proposed transactions; the potential benefits and results of such transactions; the expected timing of the closing of the proposed transactions; and statements regarding the potential of, and expectations regarding, GNI’s programs; and the expected development of F351 in NASH. Actual results or events could differ materially from the plans, intentions, expectations, and projections disclosed in the forward-looking statements. Various important factors could cause actual results or events to differ materially, including, but not limited to, the risks that Catalyst’s obligations and liabilities will be greater than anticipated, that the proposed transactions will not result in anticipated benefits, the risk that Catalyst will not be able to sell other legacy assets, and other risks described in the "Risk Factors" section of the Company's most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the SEC as well as the registration statement on Form S-4 to be filed with the SEC by Catalyst. The Company does not assume any obligation to update any forward-looking statements, except as required by law.
 Catalyst Biosciences  Corporate Presentation  27 December 2022

 2  © Catalyst Biosciences  Forward-looking statements  This presentation contains forward-looking statements that involve substantial risks and uncertainties. Forward-looking statements include, without limitation, the amount and timing of planned cash distributions under the CVR; expectations regarding the proposed transactions; the potential benefits and results of such transactions; the expected timing of the closing of the proposed transactions; and statements regarding the potential of, and expectations regarding, GNI’s programs; and the expected development of F351 in NASH. Actual results or events could differ materially from the plans, intentions, expectations, and projections disclosed in the forward-looking statements. Various important factors could cause actual results or events to differ materially, including, but not limited to, the risks that Catalyst’s obligations and liabilities will be greater than anticipated, that the proposed transactions will not result in anticipated benefits, the risk that Catalyst will not be able to sell other legacy assets, and other risks described in the "Risk Factors" section of the Company's most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the SEC as well as the registration statement on Form S-4 to be filed with the SEC by Catalyst. The Company does not assume any obligation to update any forward-looking statements, except as required by law.

 Generating further value for stockholders  3  CBIO Transactions  Catalyst Biosciences Completes First Steps in Reverse Merger Plan  Acquires F351, a Phase 3 Drug to Treat Fibrosis  Will Acquire Controlling Interest in Continent, a China-Based Commercial Pharma Company, from the GNI Group in subsequent transaction  Announces $7.5 million special dividend and Contingent Value Right (CVR)  CBIO Shareholder meeting planned for 2023   © Catalyst Biosciences

 Monetize our assets & distribute cash to our shareholders  4  CBIO 2022 Corporate Strategy  Engaged Perella Weinberg Partners to Explore Strategic Alternatives (February)  Sold Complement Portfolio for $60 Million (May)  Announced Plan to Distribute up to $65 Million Cash to Stockholders (June)  Paid first Special Dividend of $45 Million (September)  27 December 2022  Announced Asset Purchase of fibrosis asset F351 & acquisition of controlling interest of Continent, a commercial fibrosis company resulting in:  Total equity value to CBIO shareholders of $8.5M in a profitable fibrosis company with further upside in new indications and F351 in NASH and other fibrotic diseases  Payment of a second Special Dividend of $7.5M  CVR of >$5M: Vertex 2023 payment + residual cash post-transaction closing >$1M + potential value for legacy assets  © Catalyst Biosciences

 Generating further value for stockholders  5  GNI & Continent Asset Purchase & Business Combination  Structure  CBIO to acquire (i) GNI's global rights (excluding China) to the F351 platform, and (ii) a ~65% controlling interest in Continent, from the GNI group and certain other investors  The acquisition was split into two transactions  Deal Consideration  CBIO acquired the F351 assets for $35 million of value consisting of (i) CBIO common stock equal to 19.9% of shares outstanding, and (ii) a new class of non-voting preferred stock (with conversion subject to CBIO stockholder approval). Assuming CBIO stockholder approval is obtained, GNI's aggregate voting ownership will equal ~80.5% of the CBIO's then-outstanding voting shares.  CBIO then will acquire GNI's controlling interest in Continent for $300 million of value consisting of CBIO common stock. After this second closing, the aggregate voting ownership of the GNI group will equal ~97.5% of the CBIO's then-outstanding voting shares.  © Catalyst Biosciences

 Generating further value for stockholders  6  GNI & Beijing Continent Asset Purchase & Business Combination  CBIO legacy stockholders will:  Hold ~2.5% of $343 million total value = $8.5 Million  Receive an immediate cash distribution of ~$7.5 million  Receive a Contingent Value Right  The CVR entitles holders to receive:  Net proceeds from any potential future sale of CBIO's legacy assets  Net cash in excess of $1 million as of the closing of the Continent interest acquisition in 2023  Net cash received from Vertex up to $5M in 2023  © Catalyst Biosciences

 Generating further value for stockholders  7  GNI & Beijing Continent Asset Purchase & Business Combination  Timelines  The F351 APA was signed and closed simultaneously today with the conversion of the preferred stock issued in the transaction to be approved by CBIO stockholders in 2023  The Continent business combination agreement was signed concurrently with the F351 APA, but will close after CBIO stockholders approve the transaction in 2023  Governance  Upon the simultaneous signing & closing of the F351 APA, the CBIO Board will consist of five directors. GNI will appoint two directors, Ying Luo, Ph.D. and Thomas Eastling, and the remaining three seats will be held Andrea Hunt, Augustine Lawlor, and Nassim Usman, Ph.D.   Nassim Usman, Ph.D. and Seline Miller will remain as President & CEO and Interim CFO respectively through at least the closing of the Continent transaction  Upon the subsequent closing of the Continent transaction, GNI will appoint all five directors  © Catalyst Biosciences

 Generating further value for stockholders  8  CBIO Summary  Sold Complement Portfolio for up to $60 Million (May)  Announced Plan to Distribute up to $65 Million Cash to Stockholders (June)  Paid first Special Dividend of $45 Million (September)  27 December 2022  Announces Asset Purchase of fibrosis asset F351 & acquisition of controlling stake in Continent, a commercial fibrosis company resulting in:  Total equity value to CBIO shareholders of $8.5M in a profitable fibrosis company with further upside in new indications and F351 in NASH and other fibrotic diseases  Payment of a second Special Dividend of $7.5M in January 2023  CVR of >$5M in January 2023: Vertex 2023 payment + residual cash post-transaction closing >$1M + potential value for legacy assets  © Catalyst Biosciences

 Thank you  © Catalyst Biosciences  Nasdaq: CBIO  CatalystBiosciences.com  9

 Generating further value for stockholders  3  CBIO Transactions  Catalyst Biosciences Completes First Steps in Reverse Merger Plan  Acquires F351, a Phase 3 Drug to Treat Fibrosis  Will Acquire Controlling Interest in Continent, a China-Based Commercial Pharma Company, from the GNI Group in subsequent transaction  Announces $7.5 million special dividend and Contingent Value Right (CVR)  CBIO Shareholder meeting planned for 2023   © Catalyst Bioscience
 Monetize our assets & distribute cash to our shareholders  4  CBIO 2022 Corporate Strategy  Engaged Perella Weinberg Partners to Explore Strategic Alternatives (February)  Sold Complement Portfolio for $60 Million (May)  Announced Plan to Distribute up to $65 Million Cash to Stockholders (June)  Paid first Special Dividend of $45 Million (September)  Announces Asset Purchase of fibrosis asset F351 & acquisition of controlling interest of Continent, a commercial fibrosis company resulting in:  Total equity value to CBIO shareholders of $8.5M in a profitable fibrosis company with further upside in new indications and F351 in NASH and other fibrotic diseases  Payment of a second Special Dividend of $7.5M  CVR of >$5M: Vertex 2023 payment + residual cash post-transaction closing >$1M + potential value for legacy assets  © Catalyst Bioscie
 Generating further value for stockholders  5  GNI & Continent set Purchase & Business Combination  Structure  CBIO to acquire (i) GNI's global rights (excluding China) to the F351 platform, and (ii) a ~65% controlling interest in Continent, from the GNI group and certain other investors  The acquisition was split into two transactions  Deal Consideration  CBIO acquired the F351 assets for $35 million of value consisting of (i) CBIO common stock equal to 19.9% of shares outstanding, and (ii) a new class of non-voting preferred stock (with conversion subject to CBIO stockholder approval). Assuming CBIO stockholder approval is obtained, GNI's aggregate voting ownership will equal ~80.5% of the CBIO's then-outstanding voting shares.  CBIO then will acquire GNI's controlling interest in Continent for $300 million of value consisting of CBIO common stock. After this second closing, the aggregate voting ownership of the GNI group will equal ~97.5% of the CBIO's then-outstanding voting shares.  © Catalyst Bioscien
Generating further value for stockholders  6  GNI & Beijing Continent Asset Purchase & Business Combination  CBIO legacy stockholders will:  Hold ~2.5% of $343 million total value = $8.5 Million  Receive an immediate cash distribution of ~$7.5 million  Receive a Contingent Value Right  The CVR entitles holders to receive:  Net proceeds from any potential future sale of CBIO's legacy assets  Net cash in excess of $1 million as of the closing of the Continent interest acquisition in 2023  Net cash received from Vertex up to $5M in 2023  © Catalyst Bioscien
 Generating further value for stockholders  7  GNI & Beijing Continent Asset Purchase & Business Combination  Timelines  The F351 APA was signed and closed simultaneously today with the conversion of the preferred stock issued in the transaction to be approved by CBIO stockholders in 2023  The Continent business combination agreement was signed concurrently with the F351 APA, but will close after CBIO stockholders approve the transaction in 2023  Governance  Upon the simultaneous signing & closing of the F351 APA, the CBIO Board will consist of five directors. GNI will appoint two directors, Ying Luo, Ph.D. and Thomas Eastling, and the remaining three seats will be held Andrea Hunt, Augustine Lawlor, and Nassim Usman, Ph.D.   Nassim Usman, Ph.D. and Seline Miller will remain as President & CEO and Interim CFO respectively through at least the closing of the Continent transaction  Upon the subsequent closing of the Continent transaction, GNI will appoint all five directors  © Catalyst Bioscien
 Generating further value for stockholders  8  CBIO Summary  Sold Complement Portfolio for up to $60 Million (May)  Announced Plan to Distribute up to $65 Million Cash to Stockholders (June)  Paid first Special Dividend of $45 Million (September)  27 December 2022  Announces Asset Purchase of fibrosis asset F351 & acquisition of controlling stake in Continent, a commercial fibrosis company resulting in:  Total equity value to CBIO shareholders of $8.5M in a profitable fibrosis company with further upside in new indications and F351 in NASH and other fibrotic diseases  Payment of a second Special Dividend of $7.5M in January 2023  CVR of >$5M in January 2023: Vertex 2023 payment + residual cash post-transaction closing >$1M + potential value for legacy assets  © Catalyst Bioscienank you  © Catalyst Biosciences  Nasdaq: CBIO  CatalystBiosciences.cia A or B with inhibitors – ToB  FVIID/Glanzmann/Hemlibra – ToB  SQ Dalcinonacog alfa (FIX) “DalcA”   Hemophilia B  CB 2679d-GT  Hemophilia B FIX Gene Therapy  Add NNR assets